SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    June 26, 2006
                                                 -------------------------------

                           HORNBY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-50236                  95-4708001
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

         1701 Broadway 255, Vancouver, WA                              98663
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         Address of principal executive offices)                    (Zip Code)

                                 (775) 588-1575
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              (Registrant's telephone number, including area code)


             201 San Vincente Blvd., Suite 7, Santa Monica, CA 90402
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

Effective July 7, 2006 China Sea Holdings LLC, a Nevada limited liability company ("China Sea") purchased 1,000,000 shares of our common stock from Maureen Brogan for $300,000. The beneficial owner of China Sea Holdings LLC is John Probandt. Following such purchase, China Sea owned 1,000,000 of our 1,121,000 outstanding common shares representing approximately 89.2% of our outstanding common shares. China Sea paid for the share purchase from its working capital.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective June 26, 2006 Elaine Sulima resigned her position as a director. Her resignation did not result from any disagreement with us.

Effective July 7, 2006 Maureen Brogan resigned her position as our sole executive officer. She is continuing to serve as a director. Her officer resignation did not result from ay disagreement with us.

Effective July 7, 2006 John Probandt was appointed as a director to fill the position vacated by Elaine Sulima and was appointed as our sole executive officer to fill the position vacated by Maureen Brogan. In connection therewith, Mr. Probandt is presently serving as our President, Chief Executive Officer, Chief Financial Officer and Secretary.

John Probandt has a varied business career spanning approximately 25 years. His work experience has included owning manufacturing concerns, real estate development, venture capital investments, producing movies and records, and money management. He is the co-founder and has been the Managing Director of Rising Star Holdings from 1999 to the present. Rising Star Holdings is an international investment company that creates and seeks to capitalize on opportunities that take advantage of synergies between the United States and Asia.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HORNBY INTERNATIONAL, INC.


Dated:   July 26, 2006                       By:  /s/ John Probrandt
                                                  ------------------------------
                                                  Name: John Probrandt
                                                  Title: President